Exhibit 10.2

SECURITIES PURCHASE AGREEMENT
This Securities Purchase Agreement (“Agreement”) is made and entered into as of June 17, 2013 (“Effective Date”), by and between Ascent Solar Technologies, Inc., a Delaware corporation (“Company”), and Seng Wei Seow (“Purchaser”).
Recitals
A.    The parties desire that, upon the terms and subject to the conditions herein, Purchaser will purchase $6,000,000.00 in shares of convertible, redeemable Series A Preferred Stock, convertible into shares of Common Stock together with Warrants to purchase Common Stock at an exercise price of $0.90 per share of Common Stock; and
B.    The offer and sale of the Securities provided for herein are being made pursuant to exemption from registration under Section 4(2) of the Act as a transaction by an issuer not involving any public offering, and as a private placement of restricted securities pursuant to Rule 506 of Regulation D or Regulation S promulgated under the Act.
Agreement
In consideration of the foregoing, the receipt and adequacy of which are hereby acknowledged, Company and Purchaser agree as follows:

I.
Definitions. In addition to the terms defined elsewhere in this Agreement and the Transaction Documents, capitalized terms that are not otherwise defined herein have the meanings set forth in the Glossary of Defined Terms attached hereto as Exhibit 1.

II.	Purchase and Sale.

A.Purchase Amount. Subject to the terms and conditions herein and the satisfaction of the conditions to Closing set forth below, Company hereby sells to Purchaser for the aggregate sum of $6,000,000.00 (“Purchase Amount”), and Purchaser hereby purchases from Company, 750,000 shares of Series A Preferred Stock (“Preferred Shares”) of Company, at a price of $8.00 per Preferred Share. As additional consideration for Purchaser's obligations under this Agreement, Company shall issue to Purchaser at each Closing, a Warrant exercisable for such number of Warrant Shares equal to thirty-five percent (35%) of the number of shares of Common Stock issuable upon conversion of the Preferred Shares that Purchaser purchases at such Closing.

B.Deliveries. The following documents will be fully executed and delivered on or before the First Closing:

1.This Agreement;

2.Certificate of Designations, in the form attached hereto as Exhibit 2, as filed with and accepted by the Secretary of State of the State of Delaware;

3.Transfer Agent Instructions, in the form attached hereto as Exhibit 3;

4.Officer's Certificate, in the form attached hereto as Exhibit 4;

5.Secretary's Certificate, in the form attached hereto as Exhibit 5; and

6.A legal opinion from Company's counsel, in a form reasonably satisfactory to Purchaser.

C.Conditions. Notwithstanding any other provision, as a condition precedent to each Closing (defined below), all of the following conditions must be satisfied:

1.All documents, instruments and other writings required to be delivered by Company to Purchaser pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated herein have been fully executed and delivered, including without limitation those enumerated in Section II.B above;

2.The Common Stock is listed for and currently trading on the Trading Market, Company is in compliance with all requirements to maintain listing on the Trading Market, and there is no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such Trading Market (other than with respect to such notices and matters as have been publicly disclosed by the Company prior to the date of this Agreement);

3.The representations and warranties of Company set forth in this Agreement are true and correct in all material respects as if made on such date;

4.No material breach or default has occurred under any Transaction Document or any other agreement with Purchaser;

5.Company has the number of duly authorized shares of Common Stock reserved for issuance as required pursuant to the terms of this Agreement; and

6.There is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated in any Transaction Document, or requiring any consent or approval which will not have been obtained, nor is there any pending or threatened proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement; no statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings will be in progress, pending or, to Company's knowledge threatened, by any person other than Purchaser or any Affiliate of Purchaser, that seek to enjoin or prohibit the transactions contemplated by this Agreement.

D.Additional Condition. Notwithstanding any other provision, as a condition precedent to each Closing (other than the First Closing), the following condition must also be satisfied: a Registration Statement, covering at least twice the number of shares reasonably necessary for conversion of all Preferred Shares issuable pursuant to this Agreement and reasonably necessary for the issuance of all Warrant Shares issuable pursuant to the Warrant(s), is current and effective.

E.Closings. Subject to the conditions and limitations set forth in this Agreement:

(1)at each Closing, Purchaser will purchase and make payment for the Preferred Shares by payment to Company in cash by wire transfer of immediately available funds to an account designated by Company. At each Closing, Company will deliver a stock certificate representing the Preferred Shares and a Warrant to Purchaser against payment therefor;

(2)at the first Closing, Purchaser will purchase 125,000 Preferred Shares and will receive a Warrant to purchase 437,500 Warrant Shares for the Purchase Amount of $1,000,000 (the “First Closing”). The First Closing will take place on the third (3rd) Business Day following the date when all conditions set forth in Section II.C above have been fully satisfied;

(3)at the second Closing, Purchaser will purchase 375,000 Preferred Shares and will receive a Warrant to purchase 1,312,500 Warrant Shares for the Purchase Amount of $3,000,000 (the “Second Closing”). The Second Closing will take place immediately when the condition set forth in Section II.D above has been fully satisfied;

(4)at the third Closing, Purchaser will purchase 250,000 Preferred Shares and will receive a Warrant to purchase 875,000 Warrant Shares for the Purchase Amount of $2,000,000 (the “Third Closing”, and together with the First Closing and Second Closing, each a “Closing”). The Third Closing will take place within thirty (30) days after the condition set forth in Section II.D above has been fully satisfied.

III.Representations and Warranties.

A.Representations Regarding Transaction. Except as set forth in any current or future Public Reports, Company hereby represents and warrants to, and as applicable covenants with, Purchaser as of each Closing:

1.Organization and Qualification. Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

2.Authorization; Enforcement. Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of Company and no further consent or action is required by Company other than the filing of the Certificate of Designations. Each of the Transaction Documents has been, or upon delivery will be, duly executed by Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Company, enforceable against Company in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) insofar as indemnification and contribution provisions may be limited by applicable law. Neither Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

3.No Conflicts. The execution, delivery and performance of the Transaction Documents by Company, the issuance and sale of the Securities and the consummation by Company of the other transactions contemplated thereby do not and will not conflict with or violate any provision of Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which Company or any Subsidiary is a party or by which any property or asset of Company or any Subsidiary is bound or affected, (c) conflict with or result in a violation of any material law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of Company or a Subsidiary is bound or affected, or (d) conflict with or violate the terms of any material agreement by which Company or any Subsidiary is bound or to which any property or asset of Company or any Subsidiary is bound or affected; except in the case of each of clauses (b), (c) and (d), such as could not have or reasonably be expected to result in a Material Adverse Effect.

4.Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Company, threatened against or affecting Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which could adversely affect or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Company or any Subsidiary under the Exchange Act or the Act.

5.Filings, Consents and Approvals. Neither Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Company of the Transaction Documents, other than the filing of the Certificate of Designations and required federal and state securities filings and such filings and approvals as are required to be made or obtained under the applicable Trading Market rules in connection with the transactions contemplated hereby, each of which has been, or if not yet required to be filed will be, timely filed.

6.Issuance of Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. Company has reserved and will continue to reserve from its duly authorized capital stock sufficient shares of its Preferred Shares and Common Stock for issuance pursuant to the Transaction Documents.

7.Disclosure; Non-Public Information. Company will widely publicly disclose all material terms of this Agreement and the transactions contemplated hereby in accordance with Regulation FD no later than 8:30 am on the Trading Day following the Effective Date. Notwithstanding any other provision, except with respect to information that must be, and only to the extent that it actually is, timely publicly disclosed by Company pursuant to the foregoing sentence, neither Company nor any other Person acting on its behalf has provided Purchaser or its representatives, agents or attorneys with any information that constitutes or might constitute material, non-public information, including without limitation this Agreement and the Exhibits hereto. There is no adverse material information regarding Company that has not been publicly disclosed prior to the Effective Date. Company understands and confirms that Purchaser will rely on the foregoing representations and covenants in effecting transactions in securities of Company. All disclosure provided to Purchaser regarding Company, its business and the transactions contemplated hereby furnished by or on behalf of Company with respect to the representations and warranties made herein are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

8.No Integrated Offering. Neither Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares and Warrants to be integrated with prior offerings by Company that cause a violation of the Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

9.Financial Condition. Based on the financial condition of Company and its projected capital requirements, effective as of the Effective Date, the Company will require additional capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted. Company does not intend to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be payable on or in respect of its debt. The Public Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of Company or any Subsidiary, or for which Company or any Subsidiary has commitments, and any default with respect to any Indebtedness.

10.Section 5 Compliance. No representation or warranty or other statement made by Company in the Transaction Documents contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading. Company is not aware of any facts or circumstances that would cause the transactions contemplated by the Transaction Documents, when consummated, to violate Section 5 of the Act or other federal or state securities laws or regulations.

11.Investment Company. Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act.

B.Representations Regarding Company. Except as set forth in any current or future Public Reports, if any, Company hereby represents and warrants to, and as applicable covenants with, Purchaser as of the First Closing:

1.Capitalization. The capitalization of Company is as described in Company's most recently filed Public Report and Company has not issued any material amounts of capital stock since such filing. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents which has not been waived or satisfied. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. The issuance and sale of the Securities will not obligate Company to issue shares of Common Stock or other securities to any Person, other than Purchaser, and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under such securities. All of the outstanding shares of capital stock of Company are validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to Company's capital stock to which Company is a party or, to the knowledge of Company, between or among any of Company's stockholders.

2.Subsidiaries. All of the direct and indirect subsidiaries of Company (if any) are set forth in the Public Reports. Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary, and all of such directly or indirectly owned capital stock or other equity interests are owned free and clear of any Liens. All the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

3.Public Reports; Financial Statements. Company has filed all required Public Reports for the one year preceding the Effective Date. As of their respective dates or as subsequently amended, the Public Reports complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the Public Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Company included in the Public Reports, as amended, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.Material Changes. Except as specifically disclosed in the Public Reports, (a) there has been no event, occurrence or development that has had, or that could reasonably be expected to result in, a Material Adverse Effect, (b)    Company has not incurred any liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (ii) liabilities not required to be reflected in Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) Company has not altered its method of accounting, (d) Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (e) Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. Company does not have pending before the Commission any request for confidential treatment of information.

5.Litigation. There is no Action pending or, to the knowledge of Company, threatened which could reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary, nor to the knowledge of Company any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of Company, there is not pending or contemplated, any investigation by the Commission involving Company or any current or former director or officer of Company.

6.Labor Relations. No material labor dispute exists or, to the knowledge of Company, is imminent with respect to any of the employees of Company, which could reasonably be expected to result in a Material Adverse Effect.

7.Compliance. Neither Company nor any Subsidiary (a) is in material default under or in material violation of(and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Company or any Subsidiary under), nor has Company or any Subsidiary received notice of a claim that it is in material default under or that it is in material violation of, any indenture, loan or credit agreement or any other similar agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (b) is in violation of any order of any court, arbitrator or governmental body, or (c) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

8.Regulatory Permits. Company and each Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Public

Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

9.Title to Assets. Company and each Subsidiary have good and marketable title in fee simple to all real property owned by them that is material to the business of Company and each Subsidiary and good and marketable title in all personal property owned by them that is material to the business of Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Company and each Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by Company and each Subsidiary are held by them under valid, subsisting and enforceable leases of which Company and each Subsidiary are in compliance.

10.Patents and Trademarks. Company and each Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Public Reports and which the failure to so have could have a Material Adverse Effect (collectively, “Intellectual Property Rights”). Neither Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of Company or each Subsidiary.

11.Insurance. Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Company and each Subsidiary are engaged, including but not limited to directors and officers insurance coverage at least equal to the Purchase Amount. To Company's knowledge, such insurance contracts and policies are accurate and complete in all material respects. Neither Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

12.Transactions With Affiliates and Employees. Except as set forth in the Public Reports, none of the officers or directors of Company and, to the knowledge of Company, none of the employees of Company is presently a party to any transaction with Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Company and (iii) for other employee benefits, including stock option agreements under any equity incentive plan of Company.

13.Sarbanes-Oxley; Internal Accounting Controls. Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002, which are applicable to it as of the date of the Closing. Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of Company's disclosure controls and procedures based on their evaluations as of the evaluation date. Since such date, there have been no significant changes in Company's internal accounting controls or its disclosure controls and procedures or, to Company's knowledge, in other factors that could materially affect Company's internal accounting controls or its disclosure controls and procedures.

14.Certain Fees. No brokerage or finder's fees or commissions are or will be payable by Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Notwithstanding any other provision, Purchaser will have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

15.Registration Rights. Except as set forth in the corresponding section of the Public Reports and the Transaction Documents, no Person has any right to cause Company to effect the registration under the Act of any securities of Company.

16.Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12 of the Exchange Act, and Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the Public Reports, Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that Company is not in compliance with the listing or maintenance requirements of such Trading Market. Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

17.Application of Takeover Protections. Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Purchaser as a result of Purchaser and Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation Company's issuance of the Securities and Purchaser's ownership of the Securities.

18.Tax Status. Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes). Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. None of Company's tax returns is presently being audited by any taxing authority.

19.Foreign Corrupt Practices. Neither Company, nor to the knowledge of Company, any agent or other person acting on behalf of Company, has (a) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by Company, or made by any person acting on its behalf of which Company is aware, which is in violation of law, or (d) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

20.Accountants. Company's accountants are set forth in the Public Reports and such accountants are an independent registered public accounting firm as required by the Act.

21.No Disagreements with Accountants or Lawyers. There are no material disagreements presently existing, or reasonably anticipated by Company to arise, between Company and the accountants or lawyers formerly or presently employed by Company.

22.Acknowledgments Regarding Purchaser. Company's decision to enter into this Agreement has been based solely on the independent evaluation of Company and its representatives, and Company acknowledges and agrees that:

a.Purchaser is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby;

b.Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section III.C below; and

c.Purchaser is not acting as a legal, financial, accounting or tax advisor to Company, or fiduciary of Company, or in any similar capacity, with respect to this Agreement and the transactions contemplated hereby. Any statement made by Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation, and is merely incidental to Purchaser's purchase of the Securities.

C.Representations and Warranties of Purchaser. Purchaser hereby represents and warrants as of each Closing as follows:

1.Organization; Authority. Purchaser is an individual with full right, power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Purchaser. Each Transaction Document, to which he is a party has been, or will be, duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against him in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

2.Purchaser Status. At the time Purchaser was offered the Securities, he was, and at the Effective Date he is an “accredited investor” as defined in Rule 501(a) under the Act. If Purchaser is not a “U.S. Person” as defined by Regulation S of the Act, such Purchaser: (i) represents that he is not acquiring the Securities for the account or benefit of a U.S. Person; (ii) represents he was not in the United States at the time the offer to purchase the Securities was received; and (iii) acknowledges that the Securities are “restricted securities” within the meaning of the Act and will be issued to the Purchaser in accordance with Regulation S of the Act. Purchaser and Company agree that Company will refuse to register any transfer of the Securities, not made in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, pursuant to an available exemption from registration, or pursuant to this Agreement. If Purchaser is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code), Purchaser hereby represents that he has satisfied himself as to the full observance of the laws of his jurisdiction in connection with any invitation to acquire the Securities or any use of this Agreement, including (aa) the legal requirements within his jurisdiction for the purchase of the Securities, (bb) any foreign exchange restrictions applicable to such purchase, (cc) any governmental or other consents that may need to be obtained, and (dd) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Purchaser represents that Purchaser's payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of Purchaser's jurisdiction.

3.Experience of Purchaser. Purchaser, either alone or together with his representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

4.Ownership. Purchaser is acquiring the Securities as principal for its own account. Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

5.No Short Sales. Purchaser (a) does not hold any short position in, and (b) has not engaged in any Short Sales of, the Common Stock prior to the Effective Date.

6.Sufficiency of Funds. Purchaser has, and will have at each Closing, sufficient cash on hand to consummate the transactions contemplated by this Agreement.

IV. Securities Provisions.

A.Purchaser Due Diligence. Purchaser will have the right and opportunity to conduct customary due diligence with respect to any Registration Statement or Prospectus in which the name of Purchaser or any Affiliate of Purchaser appears.

B.Furnishing of Information. As long as Purchaser owns any Securities, Company covenants to timely file, or obtain extensions in respect thereof and file within the applicable grace period, all reports required to be filed by Company after the Effective Date pursuant to the

Exchange Act. As long as Purchaser owns any Securities, if Company is not required to file reports pursuant to such laws, it will prepare and furnish to Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for Purchaser to sell the Securities under Rule 144. Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Act within the limitation of the exemptions provided by Rule 144.

C.Integration. Company will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security, as defined in Section 2 of the Act, that would be integrated with the offer or sale of the Securities in a manner that would be integrated with the offer or sale of the Securities to Purchaser for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

D.Disclosure and Publicity. Company will notify Purchaser prior to issuing any current report, press release, public statement or communication with respect to the transactions contemplated hereby.

E.Shareholders Rights Plan. No claim will be made or enforced by Company or, to the knowledge of Company, any other Person that Purchaser is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by Company, or that Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between Company and Purchaser. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

F.No Non-Public Information. Company covenants and agrees that neither it nor any other Person acting on its behalf will, provide Purchaser or its agents or counsel with any information that Company believes or reasonably should believe constitutes material non-public information. On and after the Effective Date, neither Purchaser nor any Affiliate of Purchaser will have any duty of trust or confidence that is owed directly, indirectly, or derivatively, to Company or the stockholders of Company, or to any other Person who is the source of material non-public information regarding Company. Company understands and confirms that Purchaser will be relying on the foregoing in effecting transactions in securities of Company, including without limitation sales of the Securities.

G.Indemnification of Purchaser.

1.Obligation to Indemnify. Subject to the provisions of this Section IV.G, Company will indemnify and hold Purchaser, its Affiliates, and each of his agents and attorneys, and any person who controls Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, “Purchaser Parties” and each a “Purchaser Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, reasonable costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, “Losses”) that any Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by Company in this Agreement or in the other Transaction

Documents, (b) any action instituted against any Purchaser Party, or any of them or their respective Affiliates, by any stockholder of Company who is not an Affiliate of a Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents, unless such action is based upon a breach of Purchaser's representations, warranties or covenants under the Transaction Documents or any agreements or understandings Purchaser may have with any such stockholder or any violations by Purchaser of state or federal securities laws or any conduct by Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance, (c) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, or in a Registration Statement as amended by any post-effective amendment thereof by Company, or arising out of or based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (d) any untrue statement or alleged untrue statement of a material fact included in any Prospectus, or any amendments or supplements to any Prospectus, in any free writing prospectus, in any “issuer information” as defined in Rule 433 under the Act, of Company, or in any Prospectus together with any combination of one or more of the free writing prospectuses, if any, or arising out of or based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (e) any Purchaser Party becoming involved in any capacity in any proceeding by or against any Person who is a stockholder of Company, except as a result of sales, pledges, margin sales and similar transactions by Purchaser to or with any current stockholder, solely as a result of Purchaser's acquisition of the Securities under this Agreement; provided, however, that Company shall not be obligated to indemnify any Purchaser Party for any Losses finally adjudicated to be caused solely by a false statement of material fact contained within written information provided by such Purchaser Party expressly for the purpose of including it in the applicable Registration Statement.

2.Procedure for Indemnification. If any action will be brought against a Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party will promptly notify Company in writing, and Company will have the right to assume the defense thereof with counsel of its own choosing. Purchaser Parties will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of Purchaser Parties except to the extent that (a) the employment thereof has been specifically authorized by Company in writing, (b) Company has failed after a reasonable period of time to assume such defense and to employ counsel or (c) in such action there is, in the reasonable opinion of such separate counsel, a material conflict with respect to the dispute in question on any material issue between the position of Company and the position of Purchaser Parties such that it would be inappropriate for one counsel to represent Company and Purchaser Parties. Company will not be liable to Purchaser Parties under this Agreement (i) for any settlement by a Purchaser Party effected without Company's prior written consent, which will not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is either attributable to Purchaser's breach of any of the representations, warranties, covenants or agreements made by Purchaser in this Agreement or in the other Transaction Documents.

H.Reservation of Shares. Company shall maintain a reserve from its duly authorized Common Stock for issuance pursuant to the Transaction Documents authorized shares of Common Stock in an amount sufficient to immediately issue all shares of Common Stock potentially issuable upon any conversion of the Preferred Shares or exercise of the Warrant(s), as the case may be.

I.Activity Restrictions. For so long as Purchaser or any of its Affiliates holds any Securities, neither Purchaser nor any Affiliate will: (i) vote any shares of Common Stock owned or controlled by it, solicit any proxies, or seek to advise or influence any Person with respect to any voting securities of Company; (ii) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of Company, alone or together with any other Person, which would result in beneficially owning or controlling more than 19.99% of the total outstanding Common Stock or other voting securities of Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company or any of its subsidiaries, (c) a sale or transfer of a material amount of assets of Company or any of its subsidiaries, (d) any change in the present board of directors or management of Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of Company, (f) any other material change in Company's business or corporate structure, including but not limited to, if Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (g) changes in Company's charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of Company by any Person, (h) causing a class of securities of Company to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above; or (iii) request Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this section.

J.No Shorting. Purchaser will not engage in or effect, directly or indirectly, any Short Sale within one year of the Effective Date.

K.Stockholder Vote. As soon as reasonably practicable following the initial Closing, Company will use its commercially reasonable efforts to hold a meeting of its stockholders to consider approval of the issuance of shares of Common Stock to the Purchaser in connection with the Preferred Shares and the Warrants to the extent that such issuances would require stockholder approval under the applicable listing rules of the Nasdaq Stock Market.

V.	General Provisions.

A.Notice. Unless a different time of day or method of delivery is set forth in the Transaction Documents, any and all notices or other communications or deliveries required or permitted to be provided hereunder will be in writing and will be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:00 p.m. Eastern time on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered later than 5:00 p.m. Eastern time or on a day that is not a Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set below, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

If to Purchaser: Seng Wei Seow	If to Company: Ascent Solar Technologies, Inc. 12300 Grant Street Thornton, CO 80241 United States Fax: +1 720-872-5077 Attention: Chief Executive Officer
With copy to (which shall not constitute notice): Christopher H. Cunningham K&L Gates LLP 925 Fourth Ave., Ste. 2900 Seattle, WA 98104 United States Fax: +1 206-370-6040	With copy to (which shall not constitute notice): James H. Carroll Faegre Baker Daniels LLP 1470 Walnut St. Boulder, CO 80302 United States Fax: +1 303-447- 7800

B.Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Company and Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

C.Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchaser, which consent will not be unreasonably withheld. Purchaser may assign any or all of its rights under this Agreement (a) to any Affiliate, or (b) to any Person to whom Purchaser assigns or transfers any Securities, provided such transferee agrees to be bound by the provisions hereof with respect to the transferred Securities and Purchaser remains primarily responsible for the performance of its obligations under this Agreement.

D.No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section IV.G.

E.Fees and Expenses. Company will pay the reasonable fees and costs of Purchaser's counsel incurred in connection with this Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby, not to exceed $50,000. Except as otherwise provided in this Agreement, each party will pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. Company acknowledges and agrees that Purchaser's counsel solely represents Purchaser, and does not represent Company or its interests in connection with the Transaction Documents or the transactions contemplated thereby. Company will pay all stamp and other taxes and duties levied in connection with the sale of the Securities, if any.

F.Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement will not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, will incorporate such substitute provision in this Agreement.

G.Replacement of Certificates. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, Company will issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances will also pay any reasonable third-party costs associated with the issuance of such replacement certificates.

H.Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware state or federal court, in each case sitting in City of Wilmington, New Castle County. The parties hereto hereby (a) submit to the exclusive jurisdiction of any Delaware state or federal court, in each case sitting in City of Wilmington, New Castle County, for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper or that this Agreement or the Transactions may not be enforced in or by any of the above-named courts.

I.Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Purchaser and Company will be entitled to specific performance under the Transaction Documents, and injunctive relief to prevent any actual or threatened breach under the Transaction Documents, to the full extent permitted under federal and state securities laws.

J.Payment Set Aside. To the extent that Company makes a payment or payments to Purchaser pursuant to any Transaction Document or Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Company, a trustee, receiver or any other person under any law, including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action, then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied will be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

K.Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and will not be deemed to limit or affect any of the provisions hereof

L.Time of the Essence. Time is of the essence with respect to all provisions of this Agreement that specify a time for performance.

M.Survival. The representations and warranties contained herein will survive each Closing and the delivery of the Shares and Warrants until all Preferred Shares issued to Purchaser or any Affiliate have been converted or redeemed.

N.Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of the Transaction Documents or any amendments hereto. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. All currency references in this Agreement and any Transaction Document refer to U.S. dollars.

O.Execution. This Agreement may be executed in two or more counterparts, all of which when taken together will be considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by portable document format, facsimile or electronic transmission, such signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

P.Entire Agreement. This Agreement, including the Exhibits hereto, which are hereby incorporated herein by reference, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Agreement. No party, representative, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding or representation not expressly set forth hereinabove. The parties hereby expressly waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any Person's reliance on any such assurance.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the Effective Date.
Company:

ASCENT SOLAR TECHNOLOGIES, INC.

By:    /s/ Gary Gatchell
Name:    Gary Gatchell
Title:    Chief Financial Officer and Secretary

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the Effective Date.

Purchaser:

/s/ SEOW Seng Wei
SEOW Seng Wei

Exhibit 1
Glossary of Defined Terms
“Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.
“Action” has the meaning set forth in Section III.A.4.
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act.
“Agreement” means this Securities Purchase Agreement.
“Bloomberg” means Bloomberg Financial Markets, or its successor performing similar functions.
“Certificate of Designations” means the certificate to be filed with the Secretary of State of the State of Delaware, in the form attached hereto as Exhibit 2.
“Closing” has the meaning set forth in Section II.D.
“Closing Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m. Eastern time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
“Commission” means the U.S. Securities and Exchange Commission.
“Common Shares” includes the Shares of Common Stock issuable upon conversion of the Preferred Shares.
“Common Stock” means the common stock, par value $0.0001 per share, of Company and any replacement or substitute thereof, or any share capital into which such Common Stock will have been changed or any share capital resulting from a reclassification of such Common Stock.
“Company” has the meaning set forth in the first paragraph of the Agreement.
“DTC” means The Depository Trust Company, or any successor performing substantially the same function for Company.

“DWAC Shares” means all Shares or other shares of Common Stock issued or issuable to Purchaser or any Affiliate, successor or assign of Purchaser pursuant to any of the Transaction Documents, all of which will be (a) issued in electronic form, (b) freely tradable and without restriction on resale, and (c) timely credited by Company to the specified Deposit/Withdrawal at Custodian (DWAC) account with DTC under its Fast Automated Securities Transfer (FAST) Program or any similar program hereafter adopted by DTC performing substantially the same function, in accordance with irrevocable instructions issued to and countersigned by the Transfer Agent, in the form attached hereto as Exhibit 3.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.
“Effective Date” has the meaning set forth in the first paragraph of the Agreement.
“GAAP” means U.S. generally accepted accounting principles applied on a consistent basis during the periods involved.
“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $100,000, other than trade accounts payable incurred in the ordinary course of business, (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in Company's balance sheet, or the notes thereto, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP.
“Intellectual Property Rights” has the meaning set forth in Section III.B.10.
“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.
“Material Adverse Effect” includes any material adverse effect on (a) the legality, validity or enforceability of any Transaction Document, or (b) the results of operations, assets, business, or financial condition of Company and the Subsidiaries, taken as a whole, which is not disclosed in the Public Reports prior to the Effective Date, or (c) a Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document.
“Material Permits” has the meaning set forth in Section III.B.8.
“Officer's Closing Certificate” means a certificate executed by an authorized officer of Company, in the form attached as Exhibit 4.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government, or an agency or subdivision thereof, or other entity of any kind.
“Preferred Shares” means shares of Series A Preferred Stock, par value $0.0001 per share, of Company provided for in the Certificate of Designations, to be issued to Purchaser pursuant to this Agreement.
“Prospectus” means the final prospectus filed for the Registration Statement.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Act that is filed with the Commission and delivered by the Company to each Purchaser at the Closing
“Public Reports” includes all reports required to be filed by Company under the Act or the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the Effective Date and thereafter.
“Purchase Amount” has the meaning set forth in Section II.A.1.
“Purchaser” has the meaning set forth in the first paragraph of the Agreement.
“Registration Statement” means a valid, current and effective shelf Registration Statement on Form S-3 or Form S-1, registering for sale the Shares and Warrant Shares, and except where the context otherwise requires, means the Registration Statement, including the prospectus therein, amendments and supplements to such Registration Statement or prospectus, including pre-and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement, and any information contained or incorporated by reference in a prospectus filed with the Commission in connection with the Registration Statement, to the extent such information is deemed under the Act to be part of any registration statement.
“Secretary's Certificate” means a certificate, the form of which is attached as Exhibit 5, signed by the secretary of Company.
“Securities” means the Preferred Shares, the Common Shares, the Warrant and/or the Warrant Shares.
“Shares” include the Preferred Shares and the Common Shares.
“Short Sale” means a “short sale” as defined in Rule 200 of Regulation SHO of the Exchange Act.
“Subsidiary” means any Person Company owns or controls, or in which Company, directly or indirectly, owns a majority of the capital stock or similar interest that would be disclosable pursuant to Regulation S-K, Item 601(b)(21).
“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it will not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.
“Trading Market” means the OTC Markets, NASDAQ Stock Market, NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.
“Transaction Documents” means this Agreement, the Warrant, the other agreements, certificates and documents referenced herein or the form of which is attached hereto, and the exhibits, schedules and appendices hereto and thereto.
“Transfer Agent” means the Company's current transfer agent, or any successor transfer agent for the Common Stock.
“Warrant” means a warrant, in the form attached hereto as Exhibit 6.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of a Warrant.

Exhibit 2
Form of Certificate of Designations
ASCENT SOLAR TECHNOLOGIES, INC.
CERTIFICATE OF DESIGNATIONS OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES A PREFERRED STOCK
Ascent Solar Technologies, Inc., a Delaware corporation (the “Corporation”), does hereby certify that:
1.    The Corporation is authorized to issue 25,000,000 shares of preferred stock, of which none are currently issued and outstanding.
2.    The following resolutions were duly adopted by the Board of Directors at a special meeting of the Board of Directors held on June 17, 2013 and in accordance with the Corporation's Certificate of Incorporation and with the provisions of Section 151 of the Delaware General Corporation Law, which resolutions remain in full force and effect on the date hereof:
WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 25,000,000 shares, $0.0001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series;
WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any Series and the designation thereof, of any of them;
WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid and as set forth in this Certificate of Designations of Preferences, Rights and Limitations of Series A Preferred Stock, to designate the rights, preferences, restrictions and other matters relating to the Series A Preferred Stock, which will consist of up to 750,000 shares of the Preferred Stock which the Corporation has the authority to issue, as follows:
NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of Preferred Stock as follows:

VI.	Terms of Preferred Stock.

A.Designation, Amount and Par Value. The series of Preferred Stock will be designated as the Corporation's Series A Preferred Stock (the “Series A Preferred Stock”) and the number of shares so designated will be 750,000, which will not be subject to increase without any consent of the holders of the Series A Preferred Stock (each a “Holder” and collectively, the “Holders”) that may be required by applicable law. Each share of Series A Preferred Stock will have a par value of $0.0001 per share.

B.Ranking and Voting.

1.Ranking. The Series A Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior with respect to dividends and pari passu in right of liquidation with the Corporation's common stock, par value $0.0001 per share (“Common Stock”); and (b) junior to all existing and future indebtedness of the Corporation.
2.Voting. Except as required by applicable law or as set forth herein, the holders of shares of Series A Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors.

C.Dividends. Commencing on the date of the issuance of any such shares of Series A Preferred Stock (each respectively an “Issuance Date”), Holders of Series A Preferred Stock will be entitled to accrue cumulative dividends on each outstanding share of Series A Preferred Stock from the respective Issuance Date (“Dividends”), at a rate equal to 8.0% simple interest per annum of the Original Issue Price, subject to adjustment as provided herein (the “Dividend Rate”). Accrued Dividends will be payable when, as and if declared by the Board of Directors in its sole discretion. Any calculation of the amount of such Dividends payable pursuant to the provisions of this Section I.C. will be made based on a 365-day year, compounded annually.

1.Dividends and any Make-Whole Amount are payable at the Corporation's election, (a) in cash, or (b) in free trading shares of Common Stock registered pursuant to a current and effective registration statement on file with the U.S. Securities & Exchange Commission, valued at 90.0% of the following: the VWAP of the Common Stock for the Equity Conditions Measuring Period, not to exceed the Closing Price on any Trading Day during the Equity Conditions Measuring Period.

2.So long as any shares of Series A Preferred Stock are outstanding, no dividends or other distributions will be paid, declared or set apart with respect to any Common Stock, unless the amount of any accumulated dividends are first paid to the holders of Series A Preferred Stock. The Common Stock will not be redeemed while the Series A Preferred Stock is outstanding.

3.As of any date upon which a Dividend is declared by the Board of Directors, the Dividend Rate applicable to such Dividend shall adjust upward by an amount equal to the Credit Spread Adjustment for each amount equal to the Adjustment Factor, if any, that the Measuring Metric falls below the Triggering Level; provided, however, that in no event shall the Dividend Rate exceed the Maximum Rate. Furthermore, the Dividend Rate shall adjust downward by an amount equal to the Credit Spread Adjustment for each amount equal to the Adjustment Factor, if any, that the Measuring Metric rises above the Triggering Level.

D.Protective Provisions.

1.So long as any shares of Series A Preferred Stock are outstanding, the Corporation will not, without the affirmative approval of the Holders of a majority of the shares of the Series A Preferred Stock then outstanding (voting as a class), (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Certificate of Designations, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series A Preferred Stock, (iii) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (iv) increase the authorized number of shares of Series A Preferred Stock, or (v) enter into any agreement with respect to the foregoing.

2.A “Deemed Liquidation Event” will mean: (a) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

3.The Corporation will not have the power to effect a Deemed Liquidation Event referred to in Section I.D.2 unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with Section I.E.

E.Liquidation

1.    Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, pari passu with any distribution or payment made to the holders of Common Stock by reason of their ownership thereof, the Holders of Series A Preferred Stock will be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series A Preferred Stock equal to (without duplication): (a) the Original Issue Price, plus (b) any accrued but unpaid Dividends thereon. If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series A Preferred Stock are not paid in full, the holders of shares of Series A Preferred Stock will share equally and ratably with the holders of shares of Common Stock in any distribution of assets of the Corporation in proportion to the liquidation preference and an amount equal to all accumulated and unpaid Dividends, if any, to which each such holder is entitled.
2.    If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Holders, then such assets will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.
F.Redemption
.

1.Redemption by the Corporation. The Corporation will have the right, at the Corporation's option, to redeem all or a portion of the shares of Series A Preferred Stock at any time or times after the Issuance Date of such Series A Preferred Stock, at a price per share (the “Redemption Price”) equal to the sum of the following (without duplication): (a) the Original Issue Price, plus (b) any accrued but unpaid Dividends (subject to Section I.C.1 above), plus (c) the Make-Whole Amount (if any, and subject to Section I.C.1 above).

2.Mechanics of Redemption. If the Corporation elects to redeem any of the Holders' Series A Preferred Stock then outstanding, it will deliver written notice thereof via facsimile and overnight courier (“Notice of Redemption at Option of Corporation”) to each Holder, which Notice of Redemption at Option of Corporation will indicate (a) the number of shares of Series A Preferred Stock that the Corporation is electing to redeem and (b) the applicable Redemption Price.

3.Payment of Redemption Price. Upon receipt by any Holder of a Notice of Redemption at Option of Corporation, such Holder will promptly submit to the Corporation such Holder's Series A Preferred Stock certificates. Upon receipt of such Holder's Series A Preferred Stock certificates, the Corporation will pay the Redemption Price to such Holder in cash.

G.Conversion
.
1.Mechanics of Conversion.

a.Subject to the terms and conditions hereof, one or more of the Series A Preferred Stock may be converted into shares of Common Stock, at any time or times after the Issuance Date, at the option of Holder or the Corporation, by (i) if at the option of Holder, delivery of a written notice to the Corporation (the “Holder Conversion Notice”), of the Holder's election to convert the Series A Preferred Stock, or (ii) if at the option of the Corporation, if both the Equity Conditions and the conditions set forth in Section G.3. below are met, delivery of a written notice to Holder (the “Corporation Conversion Notice” and, with the Holder Conversion Notice, each a “Conversion Notice”), of the Corporation's election to convert the Series A Preferred Stock. On the same Trading Day on which the Corporation has received the Holder Conversion Notice or issued the Corporation Conversion Notice (as the case may be) by 11:59 a.m. Eastern time, or the following Trading Day if received after such time or on a non-Trading Day, the Corporation shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of the Holder Conversion Notice or issuance of the Corporation Conversion Notice to the Holder and the Corporation's transfer agent (the “Transfer Agent”) and shall authorize the credit by the Transfer Agent of such aggregate number of Conversion Shares to which the Holder is entitled pursuant to such Conversion Notice to Holder's or its designee's balance account with The Depository Trust Corporation (DTC) Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, time being of the essence.

b.No fractional shares of Common Stock are to be issued upon conversion of Series A Preferred Stock, but rather the Corporation shall issue to Holder scrip or warrants in registered form (certificated or uncertificated) which shall entitle Holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share.

c.The Holder shall not be required to deliver the original certificates for the Series A Preferred Stock in order to effect a conversion hereunder.

d.The Corporation shall pay any and all taxes which may be payable with respect to the issuance and delivery of Conversion Shares to Holder.

e.Upon any conversion of the Series A Preferred Stock (and subject to the provisions of Section I.C.1 above), the Corporation will pay to Holder an amount per share equal to (without duplication): (i) the Make-Whole Amount (if any), plus (ii) any accrued but unpaid Dividends.

2.Holder Conversion. In the event of a conversion of any Series A Preferred Stock pursuant to a Holder Conversion Notice, the Corporation shall issue to the Holder of such Series A Preferred Stock a number of Conversion Shares equal to (a) the Original Issue Price multiplied by (b) the number of such Series A Preferred Stock subject to the Holder Conversion Notice divided by (c) the Conversion Price with respect to such Series A Preferred Stock.

3.Corporation Conversion. In the event that the Closing Price of the Common Stock exceeds 200% of the Conversion Price with respect to a Series A Preferred Stock for any 20 consecutive Trading Days, upon a conversion of any Series A Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation shall issue to the Holder of such Series A Preferred Stock a number of Conversion Shares equal to (a) the Original Issue Price multiplied by (b) the number of such Series A Preferred Stock subject to the Corporation Conversion Notice divided by (c) the Conversion Price with respect to such Series A Preferred Stock.

4.Stock Splits. If the Corporation at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price, Adjustment Factor, and Triggering Level in effect immediately prior to such subdivision will be proportionately adjusted and the number of Conversion Shares will be proportionately increased. If the Corporation at any time on or after such Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price, Adjustment Factor, and Triggering Level in effect immediately prior to such combination will be proportionately adjusted and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section 4 shall become effective at the close of business on the date the subdivision or combination becomes effective.

5.Rights. In addition to any adjustments pursuant to Section I.G.4, if at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

6.Definitions. For purposes of this Section I, the following terms shall have the following meanings:

a.“Adjustment Factor” means $0.05 per share of Common Stock.

b.“Closing Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

c.“Conversion Price” means a price per share of Common Stock equal to $0.80 per share of Common Stock, subject to adjustment as otherwise provided herein.

d.“Conversion Shares” means shares of Common Stock issuable upon conversion of Series A Preferred Stock.

e. “Credit Spread Adjustment” means 75 basis points.

f.“Equity Conditions” means (i) on each day during the period beginning 30 Trading Days prior to the applicable date of determination and ending 30 Trading Days after the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock is designated for quotation on the Trading Market and shall not have been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the then effective minimum listing maintenance requirements of such exchange or market; (ii) during the Equity Conditions Measuring Period, the Corporation shall have delivered Conversion Shares upon all conversions or redemptions of the Series A Preferred Stock in accordance with their terms to the Holder on a timely basis; (iii) the Corporation shall have no knowledge of any fact that would cause both of the following (1) a registration statement not to be effective and available for the issuance of the Conversion Shares; and (2) Section 3(a)(9) under the Securities Act of 1933, as amended, not to be available for the issuance of the Conversion Shares, or Securities Act Rule 144 not to be available for the resale of all the Conversion Shares underlying the Series A Preferred Stock; (iv) a minimum of $1 million in aggregate trading volume has traded on the Trading Market during the 20 Trading Dates prior to the date of determination; and (v) the Corporation otherwise shall have been in compliance with and shall not have breached any provision, covenant, representation or warranty of any Transaction Document.

g.“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

h.“Make-Whole Amount” means, in the event shares of Series A Preferred Stock are redeemed or converted prior to the fourth anniversary of their respective Issuance Date, the Dividends that Holder would have received in respect of such shares through the fourth anniversary of the

Issuance Date; in each case less any Dividends previously paid to Holder and calculated using the Dividend Rate in effect on the date of such redemption or conversion, as the case may be. For the avoidance of doubt, if shares of Series A Preferred Stock are redeemed or converted after the fourth anniversary of the respective Issuance Date, no Make-Whole Amount shall be owing or payable with respect to such shares.

i.“Maximum Rate” means 12.5% per annum.

j.“Measuring Metric” means the Closing Price of the Common Stock on any Trading Day following the Issuance Date of the Series A Preferred Stock.

k. “Original Issue Price” means $8.00 per share of Series A Preferred Stock.

l.“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (i) scheduled to trade for less than 5 hours, or (ii) suspended from trading.

m.“Trading Market” means the OTC Markets, NASDAQ Stock Market, NYSE Amex, or New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

n.“Triggering Level” means $0.80 per share of Common Stock

o.“VWAP” means, for any Trading Day, the volume-weighted average price, calculated by dividing the aggregate value of Common Stock traded on the Trading Market during regular hours (price per share multiplied by number of shares traded) by the total volume (number of shares) of Common Stock traded on the Trading Market for such Trading Day.

7.Limitations. At no time may (x) the Corporation or Holder deliver a Conversion Notice or (y) the Corporation issue shares of Common Stock pursuant to this Certificate of Designation if the number of shares of Common Stock to be so issued (when aggregated with all other shares of Common Stock that have or may be issued upon conversion or exercise or otherwise in connection with the Preferred Stock or the warrants issued pursuant to the Securities Purchase Agreement between the Corporation and the party named therein, dated June 17, 2013) if such issuance would result in the issuance of more than 19.999% of the amount of Common Stock of the Corporation issued and outstanding on the Issuance Date, unless (i) the Corporation's stockholders shall have approved the issuance of shares of Common Stock in excess of 20% of the amount of Common Stock of the Corporation issued and outstanding on the Issuance Date, or (ii) Nasdaq has provided a waiver of Listing Rule 5635(d).

H.Register. The Corporation will keep at its principal office, or at the offices of the transfer agent, a register of the Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, will execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the Holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

VII.	Miscellaneous.

A.Notices. Any and all notices to the Corporation will be addressed to the Corporation's Chief Executive Officer at the Corporation's principal place of business on file with the Secretary of State of the State of Delaware. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder will be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section II.A prior to 5:30 p.m. Eastern time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given.

B.Lost or Mutilated Preferred Stock Certificate. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

C.Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and will not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the chairman, chief executive officer, chief financial officer, president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Designation of Preferences, Rights and Limitations of Series A Preferred Stock in accordance with the foregoing resolution and the provisions of Delaware law.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 17th day of June, 2013.
ASCENT SOLAR TECHNOLOGIES, INC.

Signed: _____________________________
Name:    Gary Gatchell
Title:    Chief Financial Officer and Secretary

Exhibit 3
Form of Transfer Agent Instructions
[Letterhead of ASTI]
June __, 2013
Re: Ascent Solar Technologies, Inc.
Ladies and Gentlemen:
In accordance with the Securities Purchase Agreement (“Agreement”), dated June 17, 2013, by and between Ascent Solar Technologies, Inc., a Delaware corporation (“Company”), and Seng Wei Seow (“Purchaser”), pursuant to which Company may issue and deliver shares (“Shares”) of Company's common stock, par value $0.0001 per share (“Common Stock”) upon conversion of shares of Series A Preferred Stock, this will serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of Company at such time), in the event the Company or the Purchaser issues a Conversion Notice to issue the Shares. Capitalized terms used herein without definition will have the respective meanings ascribed to them in the Agreement.
Upon your receipt of a copy of the Notice executed by the Company, you will use your best efforts to, within one (1) Trading Day following the date of receipt of the Conversion Notice, (a) issue and surrender to a common carrier for overnight delivery to the address as specified in the notice of exercise a certificate, registered in the name of the Purchaser or its designee, for the number of Shares to which the Purchaser is entitled upon conversion of as set forth in the notice, or (b) provided you are participating in The Depository Trust Company (DTC) Fast Automated Securities Transfer (FAST) Program, upon the request of the Purchaser, credit such aggregate number of Shares to which the Purchaser is entitled to the Purchaser's or its designee's balance account with DTC through its Deposit Withdrawal At Custodian (DWAC) system provided the Purchaser causes its bank or broker to initiate the DWAC transaction.
Company hereby confirms that the Shares should not be subject to any stop-transfer restrictions and will otherwise be freely transferable on the books and records of Company. If the Shares are certificated, the certificates will not bear any legend restricting transfer of the shares represented thereby.
Company hereby confirms that no instructions other than as contemplated herein will be given to you by Company with respect to the Shares. Company hereby agrees that it will not replace you as Company's transfer agent, until such time as Company provides written notice to you and Purchaser that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of this letter agreement regarding Irrevocable Transfer Agent Instructions (this “Agreement”).
Company and you hereby acknowledge and confirm that complying with the terms of this Agreement does not and will not prohibit you from satisfying any and all fiduciary responsibilities and duties you may owe to Company.
Company must keep its bill current with you - if Company is not current and is on suspension, the Purchaser will have the right to pay Company's outstanding bill, in order for you to act upon this Agreement. If the outstanding bill is not paid by Company or the Purchaser, you have no further obligation under this Agreement.

The above instructions cannot be revoked, cancelled or modified without prior written approval of Purchaser.
IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Transfer Agent Instructions to be duly executed and delivered as of the date first written above.
ASCENT SOLAR TECHNOLOGIES, INC.

By:    ____________________________________
Name:    Gary Gatchell
Title:    Chief Financial Officer and Secretary

Exhibit 4
Form of Officer's Closing Certificate
ASCENT SOLAR TECHNOLOGIES, INC.
June ___, 2013
The undersigned hereby certifies that:
The undersigned is the duly appointed Chief Financial Officer of Ascent Solar Technologies, Inc., a Delaware corporation (“Company”).
This Officer's Closing Certificate (“Certificate”) is being delivered to Seng Wei Seow (“Purchaser”), by Company, to fulfill the requirement under the Securities Purchase Agreement, dated as of June 17, 2013, between Purchaser and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.
The representations and warranties of Company set forth in the Agreement are true and correct in all material respects as if made on the above date (except for any representations and warranties that are expressly made as of a particular date, in which case such representations and warranties will be true and correct as of such particular date), and no default has occurred under the Agreement, or any other agreement with Purchaser or any Affiliate of Purchaser.
Company is not, and will not be as a result of the applicable Closing, in default of the Agreement, any other agreement with Purchaser or any Affiliate of Purchaser.
All of the conditions to the Closing required to be satisfied by Company prior to such Closing have been satisfied in their entirety.
IN WITNESS WHEREOF, the undersigned has executed this Officer's Closing Certificate as of the date set forth above.
Signed: _____________________________
Name:    Gary Gatchell
Title:    Chief Financial Officer and Secretary

Exhibit 5
Form of Secretary's Certificate
June ___, 2013
The undersigned hereby certifies that:
The undersigned is the duly appointed Secretary of Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”).
This Secretary's Certificate (“Certificate”) is being delivered to Seng Wei Seow (“Purchaser”), by Company, to fulfill the requirement under the Securities Purchase Agreement, dated as of June 17, 2013, between Purchaser and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.
Attached hereto as Exhibit “A” is a true, correct and complete copy of the Certificate of Incorporation of Company, as in effect on the Effective Date.
Attached hereto as Exhibit “B” is a true, correct and complete copy of the Bylaws of Company, as in effect on the Effective Date.
Attached hereto as Exhibit “C” is a true, correct and complete copy of the resolutions of the Board of Directors of Company authorizing the Agreement, the Transaction Documents, and the transactions contemplated thereby. Such resolutions have not been amended or rescinded and remain in full force and effect as of the date hereof.
IN WITNESS WHEREOF, the undersigned has executed this Secretary's Certificate as of the date set forth above.
Signed: ___________________
Name:    Gary Gatchell
Title:    Secretary

Exhibit 6
Form of Warrant
[See attached.]

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

ASCENT SOLAR TECHNOLOGIES, INC.
WARRANT TO PURCHASE COMMON STOCK
Warrant No.:
Date of Issuance: June __, 2013 (“Issuance Date”)
Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seng Wei Seow, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the Issuance Date but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), [______] 35% warrant coverage. (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 13. This Warrant is issued pursuant to that certain Securities Purchase Agreement, dated as of June 17, 2013, by and between the Company and the Holder (the “Securities Purchase Agreement”).

1.	EXERCISE OF WARRANT.

(a)Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(c)), this Warrant may be exercised by the Holder on any day on or after the Issuance Date in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder's election to exercise this Warrant along with payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant was so exercised (in respect of such specific exercise, the “Aggregate Exercise Price”) in cash or via wire transfer of immediately available funds. The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant certificate and issuance of a new Warrant certificate evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant certificate after delivery of the Warrant Shares in accordance with the terms hereof. On or before the first (1st) Trading Day following the date on which the Company has received an Exercise Notice and the Aggregate Exercise Price, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B, and the Aggregate Exercise Price to the Holder and the Company's transfer agent (the “Transfer Agent”). On or before the third (3rd) Trading Day following the date on which the Company has received such Exercise Notice and the

Aggregate Exercise Price, the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program (which the Company shall cause the Transfer Agent to do at Holder's request), upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit/ Withdrawal at Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the Holder or, at the Holder's instruction pursuant to the Exercise Notice, the Holder's agent or designee, in each case, sent by reputable overnight courier to the address as specified in the applicable Exercise Notice, a certificate, registered in the Company's share register in the name of the Holder or its designee (as indicated in the applicable Exercise Notice), for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of an Exercise Notice and the Aggregate Exercise Price, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder's DTC account or the date of delivery of the certificates evidencing such Warrant Shares (as the case may be). If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then, at the request of the Holder and upon surrender hereof by the Holder at the principal office of the Company, the Company shall as soon as practicable after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 6(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes and fees which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

(b)Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.90 subject to adjustment as provided herein.

(c)Limitations on Exercises. Notwithstanding any other provision, at no time may (x) Holder deliver an Exercise Notice or (y) the Company issue shares of Common Stock pursuant to this Warrant if the number of shares of Common Stock to be so issued (when aggregated with all other shares of Common Stock that have or may be issued upon conversion or exercise or otherwise in connection with the Preferred Stock or the Warrants issued pursuant to the Securities Purchase Agreement) if such issuance would result in the issuance of more than 19.999% of the amount of Common Stock of the Company issued and outstanding on the Issuance Date, unless (i) the Company's stockholders shall have approved the issuance of shares of Common Stock in excess of 20% of the amount of Common Stock of the Company issued and outstanding on the Issuance Date, or (ii) Nasdaq has provided a waiver of Listing Rule 5635(d).

(d)Activity Restrictions. For so long as Holder or any of its Affiliates holds any Warrants or any Warrant Shares, neither Holder nor any Affiliate will: (i) vote any shares of Common Stock beneficially owned by it, solicit any proxies, or seek to advise or influence any Person with respect to any voting securities of the Company; (ii) engage or participate in any actions, plans or proposals which relate to or would result in (aa) acquiring additional securities of the Company, alone or together with any other Person, which would result in Holder or its Affiliates beneficially owning (within the meaning of Section 13(d) under the 1934 Act) more than 19.99% of the Common Stock, (bb) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company or any of its Subsidiaries,

(cc) a sale or transfer of a material amount of assets of the Company or any of its Subsidiaries, (dd) any change in the present board of directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (ee) any material change in the present capitalization or dividend policy of the Company, (ff) any other material change in the Company's business or corporate structure, including but not limited to, if the Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (gg) changes in the Company's charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of the Company by any Person, (hh) causing a class of securities of the Company to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (ii) a class of equity securities of the Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act, or (jj) any action, intention, plan or arrangement similar to any of those enumerated above; or (iii) request the Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this paragraph.

2.ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 2.

(a)Stock Dividends and Splits. If the Company, at any time on or after the date of the Securities Purchase Agreement, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be proportionately adjusted. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

(b)Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section 2, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein).

(c)Calculations. All calculations under this Section 2 shall be made by rounding to the nearest 1/10000th of cent and the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.
3.EXTRAORDINARY TRANSACTIONS. If, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer by the Company is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, an “Extraordinary Transaction”), then this Warrant will become the right thereafter to receive, upon exercise, the same amount and kind of securities, cash or property as the Holder would have been entitled to receive upon the occurrence of such Extraordinary Transaction if it had been, immediately prior to such Extraordinary Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of the relevant Warrant (the “Alternate Consideration”) in lieu of Common Stock. The aggregate Exercise Price for each Warrant will not be affected by any such Extraordinary Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in an Extraordinary Transaction, then the Holder, to the extent practicable, shall be given the same choice as to the Alternate Consideration it receives upon any exercise of its Warrant following such Extraordinary Transaction. In addition, at the request of the Holder, upon surrender of this Warrant, any successor to the Company or surviving entity in such Extraordinary Transaction shall issue to such Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. Each warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Extraordinary Transaction. For purposes of the foregoing, (1) “Successor Entity” means the Person (as defined below) (or, if so elected by the Holder, the Parent Entity (as defined below)) formed by, resulting from or surviving any Extraordinary Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Extraordinary Transaction shall have been entered into, (2) “Eligible Market” means the NYSE Amex, The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing), and (3) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Extraordinary Transaction.

4.NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant (or such other securities, cash, assets or other property then deliverable on exercise of this Warrant), and (c) shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the Warrants then outstanding (without regard to any limitations on exercise).

5.WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

6.REISSUANCE OF WARRANTS.

(a)Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 6(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 6(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred. Prior to transferring this Warrant, the Holder shall inform the transferee of the total number of Warrant Shares then underlying this Warrant.

(b)Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 6(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c)Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 6(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, no warrants for fractional shares of Common Stock shall be given.

(d)Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 6(a) or Section 6(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

7.NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder as soon as practicable upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s). If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock (other than a dividend payable solely in shares of Common Stock) or (ii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to each Holder a notice describing the material terms and conditions of such dividend, distribution or transaction. Notwithstanding anything to the contrary in this Section 7, the failure to deliver any notice under this Section 7 or any defect therein shall not affect the validity of the corporate action required to be described in such notice. Until the exercise of its, his or her Warrant or any portion of such Warrant, a Holder shall not have nor exercise any rights by virtue of ownership of a Warrant as a shareholder of the Company (including without limitation the right to notification of shareholder meetings or the right to receive any notice or other communication concerning the business and affairs of the Company other than as provided in this Section 7.

8.AMENDMENT AND WAIVER. This warrant may be amended only by the written consent of Holder and the Company. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

9.SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

10.GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Securities Purchase Agreement.

11.CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date (as defined in the Securities Purchase Agreement) in such other Transaction Documents unless otherwise consented to in writing by the Holder.

12.TRANSFER. Subject to compliance with the terms and conditions of this Section 12 and any other agreements to which the Holder is a party, this Warrant is transferable, in whole or in part, without charge to the Holder (except for transfer taxes), upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer. With respect to any offer, sale or other disposition of this Warrant, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder's counsel, or other evidence, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant and indicating whether or not under the Act certificates for this Warrant to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable, shall notify the Holder that the Holder may sell or otherwise dispose of this Warrant, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 12 that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. Each certificate representing this Warrant transferred in accordance with this Section 12 shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

13.CERTAIN DEFINITIONS. Defined terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Securities Purchase Agreement. For purposes of this Warrant, the following terms shall have the following meanings:

(a)“Common Stock” means (i) the Company's shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(b)“Eligible Market” means the New York Stock Exchange, the Nasdaq Global Select Market, the NYSE MKT or the Nasdaq Capital Market.

(c)“Expiration Date” means the date that is the third (3rd) anniversary of the Issuance Date or, if such date falls on a day other than a Trading Day or on which trading does not take place on the Eligible Market (a “Holiday”), the next date that is not a Holiday.

(d)“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(e)“Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on a Eligible Market, or, if a Eligible Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.
[Signature page follows]

IN WITNESS WHEREOF, the Company and Holder have caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

Company:
ASCENT SOLAR TECHNOLOGIES, INC.

By: ______________________
Name:    Gary Gatchell
Title:    Chief Financial Officer and
    Secretary

IN WITNESS WHEREOF, the Company and Holder have caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

Holder:
___________________________________
SEOW Seng Wei

EXHIBIT A
EXERCISE NOTICE
TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT TO PURCHASE COMMON STOCK
ASCENT SOLAR TECHNOLOGIES, INC.
The undersigned holder hereby exercises the right to purchase of the shares of Common Stock (“Warrant Shares”) of Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”), evidenced by Warrant to Purchase Common Stock No. (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.
1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as with respect to _________ Warrant Shares;
2. Payment of Exercise Price. The Holder shall pay the Aggregate Exercise Price in the sum of $[___] to the Company in accordance with the terms of the Warrant.
3. Delivery of Warrant Shares. The Company shall deliver to Holder, or its designee or agent as specified below, shares of Common Stock in respect of the exercise contemplated hereby. Delivery shall be made to Holder, or for its benefit, to the following address:
_______________________
_______________________
_______________________
_______________________

Date:
__________________________________
Name of Registered Holder

By:__________________________
Name:
Title:

Account Number:_________________________________
(if electronic book entry transfer)

Transaction Code Number:__________________________
(if electronic book entry transfer)

EXHIBIT B

ACKNOWLEDGMENT
The Company hereby acknowledges this Exercise Notice and hereby directs to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _________, 20___.
ASCENT SOLAR TECHNOLOGIES, INC.

By:________________________________
Name:
Title: